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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 4, 1997

                                  FINA, Inc.
                                  ----------
              (Exact name of registrant as specified in charter)


              Delaware             1-4014                  13-1820692
        (State of other         (Commission File        (IRS Employer
        Jurisdiction of             Number)             Identification
        Incorporation)                                     number)

                                P. O. Box 2159
                             Dallas, Texas 75221
              (Address of principal executive offices, Zip code)


              Registrant's telephone number including area code:
                                (214) 750-2400
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ITEM 5.  OTHER EVENTS.

On February 25, 1997, the Board of Directors of PetroFina S.A. ("Petrofina"), the indirect parent of Petrofina Delaware, Incorporated, the majority stockholder of Registrant, made a merger proposal to Registrant. The merger proposal letter is attached as an exhibit as well as the news release.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              A.  Merger Proposal Letter

              B.  News release
                  (Released by PetroFina)


FINA, Inc.
(Registrant)



/s/ CULLEN M. GODFREY                         DATE:  March 4, 1997
----------------------------------                 ---------------------
Cullen M. Godfrey, Vice President,
Secretary and General Counsel


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                                 EXHIBIT INDEX




EXHIBIT              DESCRIPTION               PAGE NUMBERING IN SEQUENTIALLY
                                                         NUMBERED COPY

 99.A         Merger Proposal Letter                            4
 99.B         Press Release                                     5


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